UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

29 Temple Place

Suite 200

Boston, MA 02111

(Address of principal executive offices)

Green Century Capital Management, Inc.

29 Temple Place

Suite 200

Boston, MA 02111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2003

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT

Green Century Balanced Fund

Green Century Equity Fund

July 31, 2003

An Investment For Your Future.    29 Temple Place, Boston, Massachusetts 02111

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 9:00 am to 5:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

Fiscal year 2003 was a bright period for the Green Century Funds. A highlight was the Balanced Fund’s 36.83% total return for the one-year period ended July 31, 2003. This was the best performance among 514 balanced funds tracked by Lipper, and surpassed the 9.33% return generated by the Lipper Balanced Fund Index.1 The Equity Fund also had a healthy return of 10.77% for the same one-year period, which slightly beat the S&P 500® Index’s return of 10.64% for the period. 2

The performance of both Funds during the year helps to show that competitive financial results and environmental accountability can go hand in hand. This is just what the Green Century Funds’ founding partnership of environmental advocacy groups set out to show when they formed the Green Century Funds in 1991. And the concept is catching on with investors, who made over $21 million in net new investments in both Funds during the fiscal year.

Additional positive developments during the period were achieved in the area of shareholder advocacy, as Green Century Capital Management, Inc. (“Green Century”), which administers the Green Century Funds, made progress in pressing companies to become better environmental citizens. Recent efforts include urging Kraft to avoid use of genetically modified foods, advocating that Dell, Inc. recycle computers, and convincing BP plc that the Arctic National Wildlife Refuge must be preserved.3 More details on these campaigns are provided below.

Congress also helped to strengthen the movement for greater corporate responsibility during the year by working to reduce the risk of scandals such as the Enron bankruptcy. A key event in this regard was the passage of the Sarbanes-Oxley Act of 2002, which is designed to improve corporate governance practices. However, there is no guarantee that these reforms will prevent future scandals, and the Green Century Funds’ portfolio managers continue to believe that companies with clean or proactive environmental records may be less likely to run afoul of regulations in general.

Also on the regulatory front, the Securities and Exchange Commission adopted regulations during 2003 requiring that all mutual funds disclose their proxy voting guidelines as well as their actual proxy votes. This move should bring significantly more attention to important environmental issues that are voted on at company annual meetings. The Green Century Funds’ proxy voting guidelines will be available at www.greencentury.com later this year. Investors will also be able to request a paper copy of this document over the phone.

The Green Century Balanced Fund’s return for its fiscal year ended July 31, 2003 was 36.83%, compared to 9.33% for the Lipper Balanced Fund Index.1 Additional returns for various time periods are:*

AVERAGE ANNUAL RETURN

Green Century Balanced Fund		One Year	Five Years	Ten Years

June 30, 2003	Green Century Balanced Fund	14.36%	5.21%	8.53%
	Lipper Balanced Fund Index	3.49%	1.98%	7.73%

July 31, 2003	Green Century Balanced Fund	36.83%	7.92%	9.14%
	Lipper Balanced Fund Index	9.33%	2.27%	7.71%

The Balanced Fund outperformed the Lipper Balanced Fund Index for the fiscal year ended July 31, 2003 due to pockets of stronger performance in smaller capitalization growth stocks. The investment strategy that drove this performance was predicated on selecting companies that tend to grow when the economy is sluggish. The companies must be environmentally benign or proactive in solving environmental problems, and they tend to have high-growth characteristics. They also tend to be small firms and, partly as a result of their size, they generally have more volatile stock and bond prices than larger companies. This contributes to the Green Century Balanced Fund producing more varied returns than most other balanced funds, which typically hold fewer smaller capitalization growth companies.

During the year, the Fund’s portfolio manager increased exposure to the healthcare, medical products, and software sectors while divesting portions of the portfolio held in consumer durables and certain healthy living companies. In the face of war and persistent negative economic news, this change allowed for growth by moving the Fund away from companies heavily dependent on consumer spending and traditional economic cycles. In addition, interest rates declined during the fiscal year, which boosted the performance of the Fund’s bond portfolio.

A number of the Fund’s holdings performed well during the year. One particularly strong performer was Harris Interactive, a worldwide market research and consulting firm that produces The Harris Poll®.3 It is the first firm in its sector to switch to an Internet-based business model that takes advantage of low variable costs, high gross margins, and freedom from time-zone and language constraints. Extensive use of the Internet also has the potential to save natural resources such as paper and energy use associated with transportation. A newer holding, Fuel-Tech N.V., is a leading producer of pollution control devices focusing on the reduction of NOx emissions.3 By helping companies reduce their NOx emissions by up to 85%, Fuel-Tech is a good example of a company that has produced both environmental benefits and competitive stock performance.

The Fund’s portfolio manager believes that after the worst bear market since the depression, corporate earnings are showing signs of modest improvement in a slow-growing economy. While there is now clarity about the status of the full-scale war with Iraq, great uncertainty remains about the ultimate duration, aftermath, and financial costs of the conflict. But, in any case, defense spending in Iraq or elsewhere is not likely to have a lasting positive impact on the economy, in the opinion of the portfolio manager. As a result,

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. A fund’s performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

the portfolio manager remains convinced that presently the best stocks to own are growth companies whose profitability is independent of fluctuating support from the federal government and from economic cycles.

The Green Century Equity Fund’s total return for its fiscal year ended July 31, 2003 was 10.77%, slightly above that of the Standard & Poor’s 500® Index (the “S&P 500® Index”) 2 of 10.64%. Additional returns for various time periods are:*

AVERAGE ANNUAL RETURN

Green Century Equity Fund		One Year	Five Years	Ten Years[4]

June 30, 2003	Green Century Equity Fund	-0.44%	-2.66%	8.99%
	S&P 500® Index	0.25%	-1.61%	10.04%

July 31, 2003	Green Century Equity Fund	10.77%	-2.02%	9.30%
	S&P 500® Index	10.64%	-1.06%	10.28%

The performance of the Fund was helped, relative to the S&P 500® Index, in part by an overweighting of the information technology and telecommunications sectors and an underweighting of the industrial and energy sectors compared to the S&P 500® Index. In terms of specific companies, not holding General Electric, Exxon Mobil, Altria Group and Tenet Healthcare Corp. contributed positively to performance, as did overweighting Cisco Systems, Intel Corp. and Amgen Inc.3

The performance of the Fund was hurt, relative to the S&P 500® Index, in part by an underweighting of the health care sector and an overweighting of the consumer staples sector. Relative performance was also hurt by not holding Citigroup and Wal-Mart and an overweighting of Coca-Cola Co. and SBC Communications Inc.3

Shareholder Advocacy—Green Century remains convinced that shareholder advocacy can play an important role in convincing companies to address what we consider to be the most pressing environmental crises. Green Century has made significant progress in a number of its campaigns during the past fiscal year.

In November of last year, Green Century won a significant victory when BP plc, the oil company with the largest stake in Alaska, cancelled its membership in Arctic Power, a lobbying group that works to open the Arctic National Wildlife Refuge for oil drilling.3 Green Century believes that BP’s decision is an important one that lends considerable strength to the arguments of Green Century and other environmental activists that the Arctic Refuge should be permanently protected from drilling and other types of environmentally destructive activities. Green Century continues to work with its coalition to encourage BP to commit publicly to cancel any plans to drill in the Refuge.

Building upon our successful efforts with BP plc, Green Century has been working to convince ConocoPhillips to take similar steps.3 In January, the Green Century Balanced Fund filed a shareholder resolution requesting that the company produce a report for its shareholders on the financial and environmental risks of drilling in the Refuge. Unfortunately, the SEC allowed ConocoPhillips to avoid

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. A fund’s performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

placing this resolution before its shareholders for a vote. Despite this disappointing decision, Green Century has continued to pursue its campaign by engaging with members of the ConocoPhillips board who have expressed opposition to drilling in the Refuge.

Green Century has also made great progress this year in its campaign to convince Dell, Inc. to create an effective program to take back and recycle its customers’ computers.3 In May, Green Century representative Rachel Heller traveled to Austin with a coalition of concerned investors to meet with Dell CEO Michael Dell. While there, she expressed Green Century’s belief that Dell must take responsibility for the waste created by its products. Mr. Dell stated that he was concerned about this issue and wanted to be part of the solution, and the company has made some progress in this direction. Green Century kept the pressure on Dell by attending its annual shareholder meeting in July. Luke Metzger attended the meeting for Green Century and spoke about the environmental threat posed by electronic waste and Dell’s responsibility in this area. Encouragingly, Mr. Dell took time in his address to shareholders at the meeting to discuss the company’s recycling efforts; Ms. Heller had requested that he do so to demonstrate the importance of this issue. Green Century continues to monitor Dell’s progress and encourage the company to develop an innovative program that will take back obsolete Dell computers and dispose of them in an environmentally responsible manner.

In addition to these campaigns, Green Century representatives attended shareholder meetings for Kraft, Southern Company, and Ford Motor Company.3 Green Century is advocating that Kraft stop using genetically engineered ingredients in its products, and asking Southern Company and Ford to reduce air pollution from their power plants and cars, respectively. Our efforts targeting Southern and Ford are particularly significant as they could have an important impact in dealing with global warming, which Green Century regards as one of the greatest threats facing the planet.

After a year in which we have continued to see the impact that irresponsible corporate behavior can have on the environment and on the lives of millions of Americans, Green Century is more dedicated than ever to using shareholder activism to encourage companies to do the right thing for the environment and for society.

Respectfully,

The Green Century Funds

1 Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

2 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

3 As of July 31, 2003, neither of the Green Century Funds was invested in BP plc, Kraft, ConocoPhillips, Southern Company, or Ford Motor Company. As of July 31, 2003, Dell, Inc. comprised 1.72%, Cisco Systems comprised 2.73%, Intel Corp. comprised 3.24%, Coca-Cola Co. comprised 2.20%, SBC Communications Inc. comprised 1.54%, and Amgen Inc. comprised 1.77% of the Green Century Equity Fund. As of July 31, 2003 Harris Interactive comprised 3.27% and Fuel Tech N.V. comprised 1.66% of the Green Century Balanced Fund. Holdings may change due to ongoing management. References to specific securities do not constitute an endorsement of these securities by the Funds, their adviser, or their distributor.

4 The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its assets in an existing separate registered investment company which has the same investment objective as the Fund (the “Index Portfolio”). Consistent with regulatory guidance, the performance for the period prior to the Fund’s inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of charges and expenses of the Fund.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services LLC 9/03

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY BALANCED FUND

Investment Objective—The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation—In the fiscal year ended July 31, 2003, equity holdings focused on smaller capitalization growth companies that are believed to have earnings growth greater than that of the overall market; a rate of growth that the Balanced Fund’s portfolio manager believes has the potential to generate competitive stock performance in the long term. Many of the environmentally distinguished companies in which the Fund seeks to invest tend to fit into this category. Investments in such companies may offer greater opportunities for growth as well as greater risks for price fluctuations than larger, more established companies. Smaller companies may lack the management experience, financial resources and product diversification of larger companies, and the frequency and volume of their trading may be less than that of larger companies. The fixed-income portion of the portfolio is comprised of debt of investment and non-investment grade environmentally responsible companies.

Economic Environment—Recent economic indicators have sent conflicting signals to the market. Interest rates fell throughout the fiscal year, nearing historic lows in June and then rising throughout July, hinting that the economy may be heating up. Yet the toll of layoffs continues to rise. In the portfolio manager’s view, it is not clear that President Bush’s tax cuts and increased defense spending will aid the economy, especially in the face of skyrocketing state and federal budget deficits and investors’ uncertainty about the duration, aftermath, and financial costs of ongoing military operations.

Investment Strategy and Performance—The Balanced Fund’s investment advisers believe that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.

For the fiscal year ended July 31, 2003, the Balanced Fund significantly outperformed the Lipper Balanced Fund Index primarily due to its heavy weighting in the smaller capitalization growth segment of the market. In particular, the Balanced Fund increased investment in the healthcare, medical products, and software sectors. As of July 31, 2003, the Balanced Fund’s one-year return was 36.83%, while the Lipper Balanced Fund Index returned 9.33% for the year. For the five years ended July 31, 2003, the Balanced Fund and the Lipper Balanced Fund Index’s average annual total returns were 7.92% and 2.27%, respectively. The average annual total returns for the ten years ended July 31, 2003 were 9.14% for the Balanced Fund and 7.71% for the Lipper Balanced Fund Index.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Balanced Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio remains around 60%/40%.

AVERAGE ANNUAL RETURN

One year ended July 31, 2003	36.83%

Five years ended July 31, 2003	7.92%

Ten years ended July 31, 2003	9.14%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. A fund’s performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY EQUITY FUND

Investment Objective—The Green Century Equity Fund seeks long-term total return which matches the performance of an index comprised of the stocks of approximately 400 companies selected based on environmental and social criteria.

Portfolio Orientation—The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the Domini Social Index Portfolio (the “Index Portfolio”), which has the same investment objective as the Equity Fund. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental and social criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund’s portfolio is invested may perform worse that the stock market as a whole.

In evaluating stocks for inclusion in the Index Portfolio, a company’s environmental performance, employee relations, corporate citizenship, product quality, and attitudes with regard to consumer issues are considered. Companies are excluded which, based on data available, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle.

Investment Strategy and Performance—The Equity Fund’s administrator believes that enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. The Equity Fund’s administrator also believes that such investments may, over the long term, be able to provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

For the fiscal year ended July 31, 2003, the Equity Fund slightly outperformed the S&P 500® Index. The relative performance of the Fund was helped in part by an overweighting of the information technology and telecommunications sectors and an underweighting of the industrials and energy sectors compared to the S&P 500® Index. On the other hand, the performance of the Fund was hurt in part by an underweighting of the health care sector and an overweighting of the consumer staples sector. As of July 31, 2003, the Equity Fund’s one-year return was 10.77%; the S&P 500® Index produced a similar return of 10.64% for the year. For the five years ended July 31, 2003, the Equity Fund and the S&P 500® Index average annual total returns were -2.02% and -1.06%, respectively. The average annual total returns for the ten years ended July 31, 2003 were 9.30% for the Equity Fund and 10.28% for the S&P 500® Index.*

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses.

AVERAGE ANNUAL RETURN

One year ended July 31, 2003	10.77%

Five years ended July 31, 2003	-2.02%

Ten years ended July 31, 2003*	9.30%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. A fund’s performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

*The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its investable assets in an existing separate registered investment company which has the same investment objective as the Fund (the “Index Portfolio”). Consistent with regulatory guidance, performance for the period prior to the Fund’s inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.

GREEN CENTURY BALANCED FUND

PORTFOLIO OF INVESTMENTS

July 31, 2003

COMMON STOCKS — 67.9%
	SHARES	VALUE
Medical Products — 21.0%
Conceptus, Inc. (b)	165,000	$2,768,700
PolyMedica Corp.	150,000	5,781,000
STAAR Surgical Co. (b)	250,000	2,887,500
SurModics, Inc. (b)	80,000	3,003,200
V.I. Technologies, Inc. (b)	250,000	565,000

		15,005,400

Healthcare — 9.8%
AtheroGenics, Inc. (b)	183,976	2,667,652
Celgene Corp. (b)	40,000	1,464,400
Flamel Technologies S.A. (b)(c)	95,000	1,937,050
Kosan Biosciences, Inc. (b)	75,000	592,500
Onyx Pharmaceuticals, Inc. (b)	20,000	314,200

		6,975,802

Healthy Living — 7.1%
NBTY, Inc. (b)	60,000	1,479,000
United Natural Foods, Inc. (b)	50,000	1,528,500
Whole Foods Market, Inc. (b)(d)	40,000	2,039,040

		5,046,540

Technology — 5.3%
Dot Hill Systems Corp. (b)	150,000	2,586,000
Fuel-Tech N.V. (b)(c)	200,000	1,182,000

		3,768,000

Alternative/Renewable Energy — 4.9%
AstroPower, Inc. (b)	400,000	550,000
IMPCO Technologies, Inc. (b)	250,000	1,512,500
Quantum Fuel Systems Technologies Worldwide, Inc. (b)	225,000	697,500
Vestas Wind Systems A/S (c)	50,000	711,954

		3,471,954

Internet Products & Services — 4.3%
Sonic Solutions, Inc. (b)	250,000	3,097,500

Financials — 3.5%
Friedman, Billings, Ramsey Group, Inc.	150,000	2,487,000

Computer Software — 3.4%
Avid Technology, Inc. (b)	30,000	1,393,800
Pinnacle Systems, Inc. (b)	125,000	1,030,000

		2,423,800

Business Products & Services — 3.3%
Harris Interactive, Inc. (b)	319,120	2,329,576

	SHARES	VALUE
Food and Beverages — 3.2%
Chiquita Brands International, Inc. (b)	150,000	$2,295,000

Telecommunications — 2.1%
Advanced Fibre Communications, Inc. (b)	90,000	1,518,300

Total Common Stocks (Cost $37,917,229)		48,418,872

CORPORATE BONDS & NOTES — 29.2%

	PRINCIPAL AMOUNT
Telecommunications — 6.7%
Charter Communications Holdings LLC
8.625%, due 4/1/09	$1,500,000	1,125,000
EchoStar DBS Corp.
9.375%, due 2/1/09	1,500,000	1,591,875
Nextel Communications, Inc.
9.95%, due 2/15/08 (e)	2,000,000	2,090,000

		4,806,875

Office Equipment — 5.4%
Xerox Corp.
7.625%, due 6/15/13	4,000,000	3,840,000

Alternative/Renewable Energy — 4.6%
Calpine Corp.
8.625%, due 8/15/10	1,000,000	730,000
Calpine Corp.
8.50%, due 2/15/11	1,000,000	730,000
Calpine Corp.
8.75%, due 7/15/13	2,000,000	1,815,000

		3,275,000

Internet Products & Services — 4.5%
Akamai Technologies, Inc.
5.50%, due 7/1/07	4,000,000	3,190,000

Consumer Goods & Services — 3.6%
Kindercare Learning Centers
9.50%, due 2/15/09	1,500,000	1,541,250
NBC Acquisition Corp.
10.75%, due 2/15/09 (e)	300,000	301,875
Nebraska Book Co.
8.75%, due 2/15/08	700,000	705,250

		2,548,375

GREEN CENTURY BALANCED FUND

PORTFOLIO OF INVESTMENTS—(concluded)

July 31, 2003

	PRINCIPAL AMOUNT	VALUE
Food & Beverage — 3.3%
Dean Foods Co.
8.15%, due 8/1/07	$1,300,000	$1,384,500
Dean Foods Co.
6.90%, due 10/15/17	1,000,000	995,000

		2,379,500

Healthy Living — 1.1%
NBTY, Inc.
8.625%, due 9/15/07	750,000	774,375

Total Corporate Bonds and Notes (Cost $21,254,469)		20,814,125

SHORT-TERM OBLIGATIONS — 3.1%

Repurchase Agreements
Salomon Brothers, 0.50%, dated 7/31/03, due 8/1/03, proceeds $2,239,582 (collateralized by U.S. Treasury Bonds with maturity at 5/15/17, value $2,284,690) (Cost $2,239,550)		2,239,550

TOTAL INVESTMENTS (a)—100.2%
(Cost $61,411,248)		71,472,547
Liabilities less Other Assets — (0.2)%		(166,432)

NET ASSETS—100.0%		$71,306,115

	NUMBER OF CONTRACTS	VALUE
CALL OPTIONS WRITTEN —

Whole Foods Market, Inc., expiring 11/22/03, exercise price $70.00	150	$2,250

Total Call Options Written (Premiums received $17,280)		$2,250

(a)	The cost of investments, including call options written, for federal income tax purposes is $61,498,642 resulting in gross unrealized appreciation and depreciation of $13,225,256 and $3,253,601, respectively, or net unrealized appreciation of $9,971,655.
(b)	Non-income producing security.
(c)	Securities whose values are determined or significantly influenced by trading on exchanges not in the United States or Canada.
(d)	All or a portion of this security has been segregated as collateral to cover call options written.
(e)	Step bond. Rate shown is currently in effect at July 31, 2003.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

ASSETS:
Investments, at value (cost $61,411,248)	$71,472,547
Receivables for:
Capital stock sold	44,756
Interest and dividends	589,371

Total assets	72,106,674

LIABILITIES:
Payable for securities purchased	398,372
Payable for capital stock repurchased	265,476
Accrued expenses	134,461
Written options (premiums received $17,280)	2,250

Total liabilities	800,559

NET ASSETS	$71,306,115

NET ASSETS CONSIST OF:
Paid-in capital	$97,161,207
Undistributed net investment income	53,647
Undistributed net realized loss on investments	(35,985,068)
Net unrealized appreciation on investments	10,076,329

NET ASSETS	$71,306,115

SHARES OUTSTANDING	5,137,321

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$13.88

GREEN CENTURY BALANCED FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2003

INVESTMENT INCOME:
Interest income	$1,331,569
Dividend income (net of $832 foreign withholding taxes)	192,448

Total investment income	1,524,017

EXPENSES:
Administrative services fee	557,258
Investment advisory fee	289,361
Distribution fee	96,454

Total expenses	943,073

NET INVESTMENT INCOME	580,944

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(9,400,701)
Options written	11,158

(9,389,543)
Change in net unrealized appreciation/depreciation on:
Investments	22,009,039
Options written	13,970

22,023,009

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,633,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,214,410

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED JULY 31, 2003	FOR THE YEAR ENDED JULY 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$580,944	$502,616
Net realized loss on investments and options written	(9,389,543)	(15,302,246)
Change in net unrealized appreciation/depreciation on investments and options written	22,023,009	(5,718,575)

Net increase (decrease) in net assets resulting from operations	13,214,410	(20,518,205)

Dividends and distributions to shareholders:
From net investment income	(590,425)	(438,957)

Capital share transactions:
Proceeds from sales of shares	67,621,583	50,370,778
Reinvestment of dividends and distributions	571,763	422,934
Payments for shares redeemed	(45,736,237)	(57,265,093)

Net increase (decrease) in net assets resulting from capital share transactions	22,457,109	(6,471,381)

Total increase (decrease) in net assets	35,081,094	(27,428,543)
NET ASSETS:
Beginning of year	36,225,021	63,653,564

End of year	$71,306,115	$36,225,021

GREEN CENTURY BALANCED FUND

FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2003	2002	2001	2000	1999

Net Asset Value, beginning of year	$10.30	$15.94	$23.56	$12.21	$12.68

Income from investment operations:
Net investment income	0.16	0.14	0.10	0.07	0.11
Net realized and unrealized gain (loss) on investments	3.59	(5.66)	(4.10)	11.35	0.40

Total increase (decrease) from investment operations	3.75	(5.52)	(4.00)	11.42	0.51

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.12)	(0.11)	(0.07)	(0.11)
Distributions from net realized gains	—	—	(3.51)	—	(0.87)

Total decrease from dividends and distributions	(0.17)	(0.12)	(3.62)	(0.07)	(0.98)

Net Asset Value, end of year	$13.88	$10.30	$15.94	$23.56	$12.21

Total return	36.83%	(34.80)%	(19.19)%	93.54%	4.93%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$71,306	$36,225	$63,654	$55,081	$15,269
Ratio of expenses to average net assets	2.44%	2.39%	2.35%	2.48%	2.50%
Ratio of net investment income to average net assets	1.51%	0.95%	0.60%	0.50%	1.00%
Portfolio turnover	94%	70%	91%	116%	91%

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

ASSETS:
Investment in Domini Social Index Portfolio, at value	$29,378,433
Receivable for capital stock sold	2,809

Total assets	29,381,242

LIABILITIES:
Payable for capital stock redeemed	2,849
Accrued expenses	31,344

Total liabilities	34,193

NET ASSETS	$29,347,049

NET ASSETS CONSIST OF:
Paid-in capital	$36,483,096
Undistributed net investment income	14,537
Undistributed net realized loss on investment	(5,638,007)
Net unrealized depreciation on investment	(1,512,577)

NET ASSETS	$29,347,049

SHARES OUTSTANDING	1,784,482

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$16.45

GREEN CENTURY EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2003

NET INVESTMENT INCOME FROM INDEX PORTFOLIO:
Investment income from Index Portfolio	$420,876
Expenses from Index Portfolio	(61,952)

Net investment income from Index Portfolio	358,924

EXPENSES:
Administrative services fee	344,387

NET INVESTMENT INCOME	14,537

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT:
Net realized loss on investment allocated from Index Portfolio	(2,726,880)
Change in net unrealized appreciation/depreciation on investment allocated from Index Portfolio	5,621,263

NET REALIZED AND UNREALIZED GAIN ON INVESTMENT	2,894,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,908,920

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED JULY 31, 2003	FOR THE YEAR ENDED JULY 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)	$14,537	$(84,391)
Net realized loss on investment allocated from Index Portfolio	(2,726,880)	(3,013,293)
Change in net unrealized appreciation/depreciation on investment allocated from Index Portfolio	5,621,263	(5,351,599)

Net increase (decrease) in net assets resulting from operations	2,908,920	(8,449,283)

Dividends and distributions to shareholders:
From net realized gains	—	(2,254,209)

Capital share transactions:
Proceeds from sales of shares	5,012,958	6,668,337
Reinvestment of dividends and distributions	—	2,209,254
Payments for shares redeemed	(5,961,427)	(5,824,813)

Net increase (decrease) in net assets resulting from capital share transactions	(948,469)	3,052,778

Total increase (decrease) in net assets	1,960,451	(7,650,714)
NET ASSETS:
Beginning of year	27,386,598	35,037,312

End of year	$29,347,049	$27,386,598

GREEN CENTURY EQUITY FUND

FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2003	2002	2001	2000	1999

Net Asset Value, beginning of year	$14.85	$20.84	$26.42	$24.62	$20.44

Income from investment operations:
Net investment income (loss)	0.01	(0.05)	(0.11)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investment	1.59	(4.62)	(4.66)	2.02	4.47

Total increase (decrease) from investment operations	1.60	(4.67)	(4.77)	1.88	4.39

Less dividends and distributions:
Distributions from net realized gains	—	(1.32)	(0.81)	(0.08)	(0.21)

Net Asset Value, end of year	$16.45	$14.85	$20.84	$26.42	$24.62

Total return	10.77%	(23.67)%	(18.34)%	7.62%	21.56%
Ratios/Supplemental data:
Net assets, end of year (in 000's)	$29,347	$27,387	$35,037	$40,931	$29,764
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.05%	(0.26)%	(0.51)%	(0.59)%	(0.46)%
Portfolio turnover (a)	8%	13%	19%	9%	8%

(a)	Represents portfolio turnover for the Index Portfolio.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND

GREEN CENTURY EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the “Index Portfolio”), an open-end, diversified management investment company having the same investment objective as the Fund. The Equity Fund accounts for its investment in the Index Portfolio as a partnership investment and records its share of the Index Portfolio’s income, expenses and realized and unrealized gains and losses daily. The value of such investment reflects the Fund’s proportionate interest in the net assets of the Index Portfolio (2.23% at July 31, 2003). The financial statements of the Index Portfolio are included elsewhere in this report and should be read in conjunction with the Equity Fund’s financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust’s significant accounting policies:

(A)	Balanced Fund Investment Valuation: Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If an NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

Equity Fund Investment Valuation:    The Equity Fund records its investment in the Index Portfolio at fair value. Valuation of securities held by the Index Portfolio is discussed in Note 1 of the Index Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

(B)	Balanced Fund Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income is recognized on the accrual basis and dividend income is recorded on ex-dividend date.

Equity Fund Securities Transactions, Investment Income and Expenses:     The Equity Fund records daily its proportionate share of the Index Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

GREEN CENTURY BALANCED FUND

GREEN CENTURY EQUITY FUND

NOTES TO FINANCIAL STATEMENTS — (continued)

(C)	Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The use of options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities.

The Balanced Fund may write put or call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Balanced Fund continues to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts.

(D)	Repurchase Agreements: The Balanced Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Balanced Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Balanced Fund to obtain those securities in the event of a default of the counterparty.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. For these services, Green Century receives a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the Balanced Fund’s average daily net assets.
(B)	Subadviser: Winslow Management Company (“Winslow”), a division of Adams, Harkness & Hill, Inc., is the subadviser for the Balanced Fund. For its services, Winslow is paid a fee by the Adviser at an annual rate equal to 0.40% of the average daily net assets of the Balanced Fund, subject to an adjustment up or down of 0.20% annually based on performance. For the year ended July 31, 2003, Green Century accrued fees of $119,183 to Winslow.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees, fees under the Distribution Plan, interest, taxes, brokerage costs and other capital expenses, expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. For these services, Green Century receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, total operating expenses, on an annual basis, are limited to 2.50% of the Fund’s average daily net assets

GREEN CENTURY BALANCED FUND

GREEN CENTURY EQUITY FUND

NOTES TO FINANCIAL STATEMENTS — (continued)

up to $30 million, 2.25% of the Fund’s average daily net assets from $30 million to $100 million, and 1.75% of the Fund’s average daily net assets in excess of $100 million, and receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio (including investment advisory and distribution fees), on an annual basis, do not exceed 1.50% of the Fund’s average daily net assets.

(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2003, Green Century accrued fees of $69,651 and $69,651 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Distribution Plan: The Trust has adopted a Distribution Plan (the “Plan”) with respect to the Balanced Fund in accordance with Rule 12b-1 under the Act. The Plan provides that the Balanced Fund pay a fee to UMB Distribution Services, LLC as distributor of shares of the Balanced Fund, at an annual rate not to exceed 0.25% of the Balanced Fund’s average daily net assets. The fee is reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended July 31, 2003, the Balanced Fund accrued and paid $96,454 to UMB Distribution Services, LLC for services provided pursuant to the Plan.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $57,241,596 and $36,080,484, respectively, for the year ended July 31, 2003.

The Balanced Fund’s activity in written options for the year ended July 31, 2003 was as follows:

	PREMIUM	CONTRACTS
Options outstanding at July 31, 2002	$1,960	30
Options written	27,198	380
Options exercised	—	—
Options expired	—	—
Options closed	(11,878)	(260)

Options outstanding at July 31, 2003	$17,280	150

Additions and reductions in the Equity Fund’s investment in the Index Portfolio aggregated $5,054,498 and $6,342,675 for the year ended July 31, 2003.

The tax basis of the components of distributable net earnings (deficit) at July 31, 2003 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$53,803	$14,537
Accumulated loss carryforwards	(35,880,394)	(4,242,976)
Unrealized appreciation (depreciation) on investments	9,971,655	(2,907,608)

Distributable net deficit	$(25,854,936)	$(7,136,047)

The Balanced and Equity Funds have accumulated capital loss carryforwards of $28,201,244 and $3,849,815, respectively, of which $18,831,014 and $0, respectively, expire in the year 2010 and

GREEN CENTURY BALANCED FUND

GREEN CENTURY EQUITY FUND

NOTES TO FINANCIAL STATEMENTS — (concluded)

$9,370,230 and $3,849,815, respectively, expire in the year 2011. To the extent that either Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

At July 31, 2003, the Balanced and Equity Funds had net realized capital losses of $7,679,150 and $393,161, respectively, incurred during the period from November 1, 2002 through July 31, 2003. These losses were deferred and will be recognized on August 1, 2003 for tax purposes.

The tax character of distributions paid during the fiscal years ended July 31, 2003 and 2002 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2003	YEAR ENDED JULY 31, 2002	YEAR ENDED JULY 31, 2003	YEAR ENDED JULY 31, 2002

Ordinary income	$590,425	$438,957	—	—
Long-term capital gains	—	—	—	$2,254,209

For the year ended July 31, 2003, 11.49% of dividends paid from net investment income from the Balanced Fund qualified for the 70% dividends received deduction available to corporate shareholders. The Balanced and Equity Funds intend to designate the maximum amount allowable as qualified dividend income.

NOTE 4—Capital Share Transactions

Capital share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	FOR THE YEAR ENDED JULY 31, 2003	FOR THE YEAR ENDED JULY 31, 2002	FOR THE YEAR ENDED JULY 31, 2003	FOR THE YEAR ENDED JULY 31, 2002

Shares sold	5,755,300	3,496,148	342,435	370,643
Reinvestment of dividends	52,169	31,825	—	119,270
Shares redeemed	(4,186,802)	(4,005,652)	(401,916)	(326,934)

	1,620,667	(477,679)	(59,481)	162,979

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders

Green Century Funds:

We have audited the accompanying statements of assets and liabilities of the Green Century Balanced Fund and the Green Century Equity Fund (the “Funds”), portfolios of the Green Century Funds, including the Green Century Balanced Fund’s portfolio of investments as of July 31, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by the Green Century Balanced Fund as of July 31, 2003, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Balanced Fund and the Green Century Equity Fund as of July 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

September 5, 2003

Green Century Funds Trustees and Officers

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2003. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number:    1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE

Independent Trustees:
David J. Fine 3 Center Plaza Suite 400 Boston, MA 02108 Age: 55	Trustee since 1991	Proprietor, Law Offices of David J. Fine (since 2001); Partner, Dangel & Fine LLP (from 1997 to 2001)	2

Stephen J. Morgan 29 Temple Place Suite 200 Boston, MA 02111 Age: 55	Trustee since 1991	President, Citizens Conservation Services AMERESCO, Inc. (since 1995)	2

C. William Ryan 29 Temple Place Suite 200 Boston, MA 02111 Age: 48	Trustee since 1991	Owner/Director, Brookline Tai Chi (since 1992)	2

James H. Starr 29 Temple Place Suite 200 Boston, MA 02111 Age: 55	Trustee since 1991	Attorney, Starr and Associates, PC (since 1982); County Commissioner, Gunnison County, CO (since 1999)	2

Interested Trustees:
Douglas M. Husid* 400 Atlantic Avenue Boston, MA 02110 Age: 51	President since 1997, Trustee since 1991	Director, Goulston & Storrs, P.C. (since 1991)	2

Douglas H. Phelps* 1129 State Street Santa Barbara, CA 93101 Age: 56	Trustee since 1997	President, Green Century Capital Management, Inc. (since 1996); Chairperson, Fund for Public Interest Research (since May 1983); President, Telefund, Inc. (since 1988).	2

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE

Wendy Wendlandt* 29 Temple Place Suite 200 Boston, MA 02111 Age: 41	Trustee since 1991	Senior Staff, Fund for Public Interest Research (since 1989).	2

Officers:
Kristina A. Curtis* 29 Temple Place Suite 200 Boston, MA 02111 Age: 50	Treasurer since 1991	Senior Vice President (since 2002), Chief Operating Officer (1991 to 2002), Treasurer and Director (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Perry Basseches* 29 Temple Place Suite 200 Boston, MA 02111 Age: 38	Secretary and Assistant Treasurer since 2003	Senior Vice President (since 2002), Secretary and Director (since 2003), Green Century Capital Management, Inc.; Hiring Director, Fund for Public Interest Research (since 1997).	Not applicable

DOMINI SOCIAL INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

July 31, 2003

	SHARES	VALUE
Consumer Discretionary — 13.6%
American Greetings Corporation (a)	15,700	$279,617
AOL Time Warner, Inc. (a)	1,124,900	17,357,207
AutoZone, Inc. (a)	23,531	1,959,191
Bandag, Inc.	2,400	84,504
Bassett Furniture Industries	3,000	41,220
Black & Decker Corp.	20,700	845,802
Bob Evans Farms, Inc.	9,300	262,260
CDW Corporation	21,700	1,038,996
Centex Corporation	16,200	1,175,634
Champion Enterprises, Inc. (a)	12,800	83,072
Charming Shoppes, Inc. (a)	29,400	154,350
Circuit City Stores, Inc.	54,100	496,638
Claire’s Stores, Inc.	11,900	324,870
Comcast Corporation (a)	356,658	10,813,871
Cooper Tire and Rubber Company	18,800	319,600
Costco Wholesale Corporation (a)	120,130	4,450,817
Cross (A.T.) Company (a)	3,800	19,874
Dana Corporation	38,400	591,360
Darden Restaurants, Inc.	44,200	826,982
Delphi Automotive Systems Corporation	146,800	1,233,120
Dillard’s, Inc.	20,700	311,949
Disney (Walt) Company	537,300	11,777,616
Dollar General Corporation	87,651	1,612,778
Dow Jones & Company	16,000	677,280
eBay Inc. (a)	83,493	8,950,450
Emmis Communications Corporation (a)	12,200	244,122
Family Dollar Stores Inc.	45,000	1,687,950
Fleetwood Enterprises, Inc. (a)	9,300	83,514
Foot Locker, Inc.	36,300	543,048
Gaiam, Inc. (a)	2,200	11,044
Gap, Inc. (The)	232,287	4,178,843
Harley-Davidson, Inc.	79,400	3,722,272
Harman International Industries, Inc.	8,360	698,896
Hartmarx Corporation (a)	8,500	27,030
Home Depot, Inc. (The)	604,206	18,851,227
Horton (D.R.), Inc.	38,200	1,075,330
Ikon Office Solutions	38,800	278,584
Johnson Controls, Inc.	23,400	2,260,674
KB Home	12,400	701,964
Lee Enterprises, Inc.	8,800	326,744
Leggett & Platt, Incorporated	51,200	1,133,568
Limited Brands	137,000	2,289,270
Liz Claiborne, Inc.	28,100	967,483
Lowe’s Companies, Inc.	204,900	9,745,044
Luby’s, Inc. (a)	5,800	15,022

	SHARES	VALUE
Consumer Discretionary — (continued)
Mattel, Inc.	114,385	$2,222,501
May Department Stores Company	75,800	1,873,018
Maytag Corporation	20,100	511,545
McDonald’s Corporation	331,600	7,630,116
McGraw-Hill Companies	49,600	3,014,688
Media General, Inc.	5,800	334,544
Men’s Wearhouse, Inc. (a)	10,600	268,286
Meredith Corporation	10,200	463,896
Modine Manufacturing Company	8,700	184,788
New York Times Company	39,600	1,766,160
Newell Rubbermaid, Inc.	71,478	1,689,025
Nordstrom, Inc.	34,800	734,628
Omnicom Group, Inc.	49,400	3,649,672
Oneida Ltd.	4,300	26,273
Oshkosh B’Gosh, Inc.	2,700	69,120
Penney (J.C.) Company, Inc.	70,400	1,308,032
Pep Boys — Manny, Moe & Jack	14,000	217,140
Phillips-Van Heusen Corporation	7,200	103,536
Pixar (a)	13,500	915,300
Pulte Homes, Inc.	15,800	965,696
Radio One, Inc. (a)	5,800	97,562
RadioShack Corporation	44,300	1,177,051
Reebok International Ltd.	15,800	519,820
Ruby Tuesday, Inc.	16,700	380,092
Russell Corporation	8,300	165,253
Scholastic Corporation (a)	9,700	282,949
Sears, Roebuck and Co.	79,800	3,247,860
Snap-On Incorporated	15,050	426,216
SPX Corporation (a)	20,830	980,885
Stanley Works	23,200	657,256
Staples, Inc. (a)	128,023	2,578,383
Starbucks Corporation (a)	101,900	2,784,927
Stride Rite Corporation	10,800	108,216
Target Corporation	239,000	9,158,480
Timberland Company (The) (a)	7,500	336,150
TJX Companies, Inc.	133,600	2,598,520
Toys ‘R’ Us, Inc. (a)	55,820	622,393
Tribune Company	81,256	3,836,908
Tupperware Corporation	15,000	232,650
Univision Communications, Inc. (a)	42,000	1,310,400
Valassis Communications Inc. (a)	13,600	385,016
VF Corporation	28,600	1,090,518
Visteon Corporation	34,000	215,220
Washington Post Company	2,000	1,352,000
Wendy’s International, Inc.	29,800	875,822
Whirlpool Corporation	17,600	1,140,127

		179,039,325

PORTFOLIO OF INVESTMENTS — (continued)

July 31, 2003

	SHARES	VALUE
Consumer Staples — 11.9%
Alberto-Culver Company	8,400	$467,292
Albertson’s, Inc.	95,200	1,795,472
Avon Products, Inc.	61,800	3,855,702
Campbell Soup Company	107,700	2,600,955
Church & Dwight Co., Inc.	10,300	333,720
Clorox Company	57,500	2,494,925
Coca-Cola Company	645,900	29,046,123
Colgate-Palmolive Company	141,800	7,742,280
CVS Corporation	103,200	3,094,968
Estee Lauder Companies, Inc. (The)	32,300	1,205,759
General Mills Incorporated	96,600	4,431,042
Gillette Company	268,538	8,260,229
Green Mountain Coffee, Inc. (a)	1,800	35,388
Hain Celestial Group, Inc. (The) (a)	8,700	142,680
Heinz (H.J.) Company	92,900	3,164,174
Hershey Foods Corporation	26,600	1,936,746
Horizon Organic Holding Corporation (a)	2,600	61,776
Kellogg Company	107,300	3,683,609
Kimberly-Clark Corporation	133,064	6,440,298
Kroger Company (a)	199,900	3,388,305
Longs Drug Stores Corporation	9,900	193,347
Nature’s Sunshine Products, Inc.	4,200	33,600
PepsiAmericas, Inc.	39,000	523,380
PepsiCo, Inc.	450,370	20,748,546
Procter & Gamble Company	339,000	29,787,930
Safeway Inc. (a)	115,900	2,474,465
Smucker (J.M.) Company	12,905	516,716
SUPERVALU, Inc.	34,400	810,120
Sysco Corporation	170,300	5,131,139
Tootsie Roll Industries, Inc.	9,368	284,881
United Natural Foods, Inc. (a)	5,000	152,850
Walgreen Company	269,800	8,072,416
Whole Foods Market, Inc. (a)	15,400	785,030
Wild Oats Markets, Inc. (a)	6,550	69,234
Wrigley (Wm.) Jr. Company	48,100	2,611,348

		156,376,445

Energy — 1.0%
Anadarko Petroleum Corporation	65,285	2,859,483
Apache Corporation	42,012	2,603,064
Cooper Cameron Corp. (a)	14,100	674,121
Devon Energy Corporation	60,172	2,850,348
EOG Resources, Inc.	29,800	1,155,644
Equitable Resources, Inc.	16,100	621,943
Helmerich & Payne, Inc.	13,000	347,750
Noble Energy, Inc.	14,700	536,550

	SHARES	VALUE
Energy — (continued)
Rowan Companies, Inc. (a)	24,200	$531,190
Sunoco, Inc.	19,800	732,599

		12,912,692

Financials — 25.4%
AFLAC, Inc.	135,600	4,350,048
Allied Capital Corporation	28,700	675,885
American Express Company	343,400	15,167,978
American International Group, Inc.	684,176	43,924,099
AmSouth Bancorporation	93,400	2,023,978
Aon Corporation	81,500	1,960,075
Bank of America Corporation	392,500	32,408,725
Bank One Corporation	305,285	12,077,075
Capital One Financial Corporation	60,100	2,879,391
Cathay Bancorp, Inc.	4,700	228,185
Charter One Financial, Inc.	59,410	1,932,013
Chittenden Corporation	8,376	244,579
Chubb Corporation	45,400	2,941,920
Cincinnati Financial Corporation	42,285	1,661,801
Comerica Incorporated	45,900	2,225,232
Edwards (A.G.), Inc.	20,987	776,309
Fannie Mae	257,665	16,500,867
Fifth Third Bancorp	151,011	8,307,115
First Tennessee National Corporation	33,000	1,415,700
FirstFed Financial Corp. (a)	4,500	170,550
Franklin Resources, Inc.	65,900	2,863,355
Freddie Mac	182,700	8,924,895
Golden West Financial	39,700	3,279,220
GreenPoint Financial Corporation	24,000	1,206,240
Hartford Financial Services Group (The)	66,600	3,475,854
Janus Capital Group Inc.	62,926	1,101,205
Jefferson-Pilot Corporation	37,725	1,659,900
KeyCorp	112,300	3,021,993
Lincoln National Corporation	46,500	1,736,310
Marsh & McLennan Companies, Inc.	141,200	7,006,344
MBIA, Inc.	38,100	1,928,622
MBNA Corporation	336,975	7,511,173
Mellon Financial Corporation	113,200	3,424,300
Merrill Lynch & Co., Inc.	243,760	13,253,231
MGIC Investment Corporation	26,400	1,465,200
Moody’s Corporation	38,500	1,991,220
Morgan (J.P.) Chase & Co.	533,792	18,709,410
National City Corporation	161,300	5,314,835
Northern Trust Corporation	58,100	2,536,646
PNC Financial Services Group	74,700	3,656,565

PORTFOLIO OF INVESTMENTS — (continued)

July 31, 2003

	SHARES	VALUE
Financials — (continued)
Progressive Corporation (The)	57,200	$3,771,768
Providian Financial Corporation (a)	76,000	733,400
Rouse Company	22,500	899,775
SAFECO Corporation	36,000	1,340,280
Schwab (Charles) Corporation	353,100	3,675,771
SLM Corporation	121,500	5,037,390
St. Paul Companies, Inc.	59,464	2,091,349
State Street Corporation	87,300	4,007,070
SunTrust Banks, Inc.	73,100	4,451,790
Synovus Financial Corporation	80,050	1,883,577
U.S. Bancorp	503,821	12,353,691
UnumProvident Corporation	75,300	1,022,574
Value Line, Inc.	2,600	133,770
Wachovia Corporation	353,743	15,455,032
Washington Mutual, Inc.	243,804	9,625,382
Wells Fargo & Company	439,106	22,188,026
Wesco Financial Corporation	1,900	604,199

		335,212,887

Health Care — 12.6%
Allergan, Inc.	35,305	2,841,346
Amgen, Inc. (a)	335,100	23,316,258
Bard (C.R.), Inc.	13,400	918,704
Bausch & Lomb Incorporated	14,000	591,780
Baxter International, Inc.	157,000	4,334,770
Becton Dickinson and Company	67,500	2,472,525
Biogen, Inc. (a)	39,000	1,498,380
Biomet, Inc.	68,100	2,016,441
Boston Scientific Corporation (a)	107,300	6,784,579
CIGNA Corporation	36,600	1,712,148
Forest Laboratories, Inc. (a)	94,800	4,539,024
Guidant Corporation	81,338	3,840,780
Hillenbrand Industries, Inc.	15,900	866,391
Humana, Inc. (a)	42,900	751,608
Invacare Corporation	7,700	270,270
Invitrogen Corporation (a)	13,400	694,120
Johnson & Johnson	778,670	40,327,319
King Pharmaceuticals Inc. (a)	62,500	941,250
Manor Care, Inc.	25,000	712,500
McKesson HBOC, Inc.	77,020	2,484,665
MedImmune, Inc. (a)	66,500	2,606,135
Medtronic, Inc.	319,500	16,454,250
Merck & Co., Inc.	588,100	32,510,168
Mylan Laboratories, Inc.	48,250	1,629,403
Oxford Health Plans, Inc. (a)	22,700	969,290
Quintiles Transnational Corp. (a)	30,400	418,000
St. Jude Medical, Inc. (a)	46,700	2,505,455
Stryker Corporation	52,200	3,994,344

	SHARES	VALUE
Health Care — (continued)
Watson Pharmaceuticals (a)	27,700	$1,106,338
Zimmer Holdings, Inc. (a)	51,300	2,452,654

		166,560,895

Industrials — 6.8%
3M Company	102,600	14,384,520
Airborne, Inc.	12,500	281,750
Alaska Air Group, Inc. (a)	6,900	168,774
American Power Conversion	50,600	881,958
AMR Corporation (a)	39,900	373,065
Angelica Corporation	2,200	41,910
Apogee Enterprises, Inc.	7,400	75,702
Ault, Inc. (a)	1,200	2,748
Automatic Data Processing, Inc.	157,974	5,857,676
Avery Dennison Corporation	28,900	1,559,444
Baldor Electric Company	8,800	182,600
Banta Corporation	6,550	221,652
Brady Corporation	5,500	189,255
Bright Horizons Family Solutions, Inc. (a)	3,200	116,800
Ceridian Corporation (a)	39,000	727,350
Cintas Corporation	44,300	1,832,248
CLARCOR, Inc.	6,450	259,484
Cooper Industries, Inc.	23,900	1,059,487
CPI Corporation	2,100	35,868
Cross Country Healthcare, Inc. (a)	8,600	128,914
Cummins, Inc.	10,700	495,731
Deere & Company	62,600	3,178,828
Delta Air Lines, Inc.	32,000	380,800
Deluxe Corporation	13,900	617,160
DeVry, Inc. (a)	18,100	462,274
Dionex Corporation (a)	5,600	228,256
Donaldson Company, Inc.	11,300	550,875
Donnelley (R.R.) & Sons Company	29,300	775,278
Ecolab, Inc.	68,200	1,685,222
Emerson Electric Company	111,000	5,960,700
Fastenal Company	19,700	748,600
FedEx Corporation	78,200	5,035,298
GATX Corporation	12,600	276,192
Genuine Parts Company	45,700	1,413,958
Graco, Inc.	12,368	450,814
Grainger (W.W.), Inc.	24,000	1,180,800
Granite Construction Incorporated	10,625	190,931
Harland (John H.) Company	7,600	200,640
Herman Miller, Inc.	19,300	426,723
HON Industries Inc.	15,200	505,552
Hubbell Incorporated	12,660	434,238
Illinois Tool Works, Inc.	80,800	5,627,720

PORTFOLIO OF INVESTMENTS — (continued)

July 31, 2003

	SHARES	VALUE
Industrials — (continued)
IMCO Recycling, Inc. (a)	3,800	$27,436
IMS Health, Inc.	63,313	1,224,473
Interface, Inc. (a)	11,400	60,192
Ionics, Inc. (a)	4,500	103,095
Isco, Inc.	1,500	12,300
JetBlue Airways Corporation (a)	16,800	765,408
Kansas City Southern Industries, Inc. (a)	15,700	190,755
Kelly Services, Inc.	8,475	217,469
Lawson Products, Inc.	2,500	68,900
Lincoln Electric Holdings, Inc	11,000	249,480
Masco Corporation	124,000	3,021,880
Merix Corporation (a)	3,750	39,938
Milacron, Inc.	8,700	34,800
Molex Incorporated	25,646	716,036
New England Business Service, Inc.	3,400	99,790
Nordson Corporation	8,600	207,776
Norfolk Southern Corporation	103,200	1,984,536
Paychex, Inc.	98,800	3,213,964
Pitney Bowes, Inc.	60,800	2,316,480
Roadway Express, Inc.	5,000	238,400
Robert Half International, Inc. (a)	44,800	972,608
Ryder System, Inc.	16,100	467,866
Smith (A.O.) Corporation	5,200	173,732
Southwest Airlines Co.	203,162	3,333,888
Spartan Motors, Inc.	3,100	26,412
Standard Register Company	6,000	107,700
Steelcase, Inc.	9,900	117,315
Tennant Company	2,300	86,250
Thermo Electron Corporation (a)	41,200	916,700
Thomas & Betts Corporation (a)	15,100	230,426
Thomas Industries, Inc.	4,000	106,400
Toro Company	6,400	255,872
United Parcel Service, Inc.	135,033	8,517,882
Yellow Corporation (a)	7,500	204,449

		89,518,403

Information Technology — 20.5%
3Com Corporation (a)	95,000	463,600
Adaptec, Inc. (a)	27,400	185,498
ADC Telecommunications, Inc. (a)	206,300	449,734
Advanced Micro Devices, Inc. (a)	88,300	644,590
Advent Software, Inc. (a)	8,500	137,700
Analog Devices, Inc. (a)	96,400	3,658,380
Andrew Corporation (a)	39,800	433,422
Apple Computer, Inc. (a)	94,300	1,985,015
Applied Materials, Inc. (a)	433,700	8,457,150
Arrow Electronics, Inc. (a)	25,900	441,595

	SHARES	VALUE
Information Technology — (continued)
Autodesk, Inc.	29,200	$436,832
BMC Software, Inc. (a)	60,800	857,280
Borland Software Corporation (a)	21,100	196,230
Cisco Systems, Inc. (a)	1,840,730	35,931,050
Compuware Corporation (a)	99,400	511,910
Dell Inc. (a)	673,300	22,676,744
Electronic Arts Inc. (a)	37,600	3,158,400
Electronic Data Systems Corporation	125,200	2,788,204
EMC Corporation (a)	571,600	6,081,824
Gerber Scientific, Inc. (a)	5,700	48,279
Hewlett-Packard Company	799,710	16,929,861
Hutchinson Technology Incorporated (a)	6,500	186,680
Imation Corporation	9,100	324,779
Intel Corporation	1,713,800	42,759,310
Lexmark International Group, Inc. (a)	33,100	2,124,027
LSI Logic Corporation (a)	97,800	910,518
Lucent Technologies, Inc. (a)	1,065,692	1,875,618
Micron Technology, Inc. (a)	158,700	2,323,368
Microsoft Corporation (a)	2,805,500	74,065,200
Millipore Corporation (a)	12,400	551,676
National Semiconductor Corporation (a)	47,600	1,063,860
Novell, Inc. (a)	93,600	332,280
Palm, Inc. (a)	7,504	120,439
PeopleSoft, Inc. (a)	96,800	1,613,656
Plantronics Inc (a)	11,600	281,184
QRS Corporation (a)	4,100	30,545
Qualcomm, Inc.	206,800	7,746,728
Sapient Corporation (a)	32,800	117,424
Scientific-Atlanta, Inc.	39,900	1,208,571
Solectron Corporation (a)	213,800	1,092,518
Sun Microsystems, Inc. (a)	839,800	3,140,852
Symantec Corporation (a)	37,400	1,749,198
Tektronix, Inc. (a)	22,600	477,538
Tellabs, Inc. (a)	106,000	713,380
Texas Instruments, Inc.	455,700	8,599,059
Waters Corporation (a)	33,400	1,059,114
Xerox Corporation (a)	193,200	2,086,560
Xilinx, Inc. (a)	88,600	2,328,408
Yahoo! Inc. (a)	158,630	4,938,151

		270,293,939

Materials — 1.3%
Air Products & Chemicals, Inc	60,200	2,798,096
Airgas, Inc.	18,500	359,640

PORTFOLIO OF INVESTMENTS—(concluded)

July 31, 2003

	SHARES	VALUE
Materials — (continued)
Bemis Company, Inc.	13,700	$612,253
Cabot Corporation	16,000	436,480
Calgon Carbon Corporation	10,100	65,145
Caraustar Industries, Inc. (a)	7,200	64,512
Crown Holdings, Inc. (a)	41,600	310,752
Engelhard Corporation	33,200	872,496
Fuller (H.B.) Company	7,300	177,098
Lubrizol Corporation	13,300	444,087
MeadWestvaco Corp.	52,612	1,273,737
Minerals Technologies, Inc.	5,300	264,735
Nucor Corporation	20,150	993,798
Praxair, Inc.	42,200	2,728,652
Rock-Tenn Company	9,000	141,300
Rohm & Haas Company	58,387	2,065,148
Sealed Air Corporation (a)	21,700	1,035,741
Sigma-Aldrich Corporation	18,600	1,059,642
Sonoco Products Company	24,745	564,186
Stillwater Mining Company (a)	11,200	61,040
Trex Company, Inc. (a)	3,700	135,050
Valspar Corporation	13,100	572,732
Wellman, Inc.	8,200	79,868
Worthington Industries, Inc.	22,200	326,340

		17,442,528

Telecommunication Services — 5.5%
AT&T Corp.	207,016	4,401,160
AT&T Wireless Services, Inc. (a)	711,487	6,068,984
BellSouth Corporation	483,700	12,319,839
Citizens Communications Company (a)	72,767	862,289
SBC Communications, Inc.	870,428	20,333,198
Sprint Corp — FON Group	234,700	3,313,964
Telephone and Data Systems, Inc.	13,500	720,495
Verizon Communications	715,422	24,939,611

		72,959,540

Utilities — 0.8%
AGL Resources, Inc.	16,600	455,172
Cascade Natural Gas Corporation	2,900	56,115

	SHARES	VALUE
Utilities — (continued)
Cleco Corporation	12,200	$195,200
Energen Corporation	8,900	308,830
IDACORP, Inc.	9,700	263,355
KeySpan Corporation	41,000	1,383,750
Kinder Morgan, Inc.	32,000	1,712,000
MGE Energy, Inc.	4,400	137,852
National Fuel Gas Company	20,500	495,895
NICOR, Inc.	11,400	413,592
NiSource, Inc.	69,047	1,332,607
Northwest Natural Gas Company	6,500	185,055
Northwestern Corporation (a)	7,100	7,668
OGE Energy Corporation	20,200	402,384
Peoples Energy Corporation	9,200	377,108
Pepco Holdings, Inc.	44,400	769,008
Questar Corporation	21,200	677,340
Southern Union Company (a)	14,944	230,297
WGL Holdings	12,600	321,426
Williams Companies, Inc.	134,200	852,170

		10,576,824

TOTAL INVESTMENTS—99.4%
(cost $1,415,797,322) (b)		$1,310,893,478
Other Assets, Less Liabilities—0.6%		7,449,179

NET ASSETS—100.0%		$1,318,342,657

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $1,486,890,320, the aggregate gross unrealized appreciation is $165,555,807, and the aggregate gross unrealized depreciation is $341,552,649, resulting in net unrealized depreciation of $175,996,842.

Copyright in the Domini 400 Social IndexSM is owned by KLD Research & Analytics, Inc., and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

ASSETS:
Investments at value (Cost $1,415,797,322)	$1,310,893,478
Cash	5,873,590
Dividends receivable	1,853,243

Total assets	1,318,620,311

LIABILITIES:
Accrued expenses (Note 2)	277,654

Total liabilities	277,654

NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS	$1,318,342,657

STATEMENT OF OPERATIONS

Year Ended July 31, 2003

INVESTMENT INCOME
Dividends		$18,491,907
EXPENSES
Management fee (Note 2)	$2,383,240
Custody fees (Note 3)	238,909
Professional fees	211,750
Trustees fees	44,791
Miscellaneous	12,400

Total expenses	2,891,090
Fees paid indirectly (Note 3)	(47,001)
Expenses paid and fee waived by manager (Note 2)	(120,067)

Net expenses		2,724,022

NET INVESTMENT INCOME		15,767,885
NET REALIZED LOSS ON INVESTMENTS
Proceeds from sales	$142,322,292
Cost of securities sold	(261,023,402)

Net realized loss on investments		(118,701,110)
NET CHANGES IN UNREALIZED DEPRECIATION OF INVESTMENTS
Beginning of period	$(347,525,759)
End of period	(104,903,844)

Net change in unrealized depreciation		242,621,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$139,688,690

See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED JULY 31, 2003	YEAR ENDED JULY 31, 2002
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$15,767,885	$15,910,596
Net realized loss on investments	(118,701,110)	(142,946,751)
Net change in unrealized depreciation of investments	242,621,915	(261,123,037)

Net Increase/(Decrease) in Net Assets Resulting from Operations	139,688,690	(388,159,192)

Transactions in Investors’ Beneficial Interest:
Additions	249,027,799	309,789,675
Reductions	(309,700,811)	(411,308,581)

Net Decrease in Net Assets from Transactions in Investors’ Beneficial Interests	(60,673,012)	(101,518,906)

Total Increase/(Decrease) in Net Assets	79,015,678	(489,678,098)
NET ASSETS:
Beginning of period	1,239,326,979	1,729,005,077

End of period	$1,318,342,657	$1,239,326,979

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2003		2002		2001		2000		1999

Net assets (in millions)	$1,318		$1,239		$1,729		$1,974		$1,347
Total return	11.72%		(24.79)%		(18.98)%		7.15%		24.04%
Ratio of net investment income to average net assets	1.32	%(1)	1.02%		0.78%		0.70	%(1)	0.84	%(1)
Ratio of expenses to average net assets	0.23	%(1)(2)	0.22	%(2)	0.22	%(2)	0.24	%(1)(2)	0.24	%(1)(2)
Portfolio turnover rate	8%		13%		19%		9%		8%

(1)	Reflects an expense reimbursement and fee waiver by the Manager of 0.01%, 0.002%, and 0.01% for the years ended July 31, 2003, 2000, and 1999, respectively. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.24%, 0.24%, and 0.25%, for the years ended July 31, 2003, 2000, and 1999, respectively.
(2)	Ratio of expenses to average net assets for the years ended July 31, 2003, 2002, 2001, 2000, and 1999, include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.23%, 0.22%, 0.21%, 0.21%, and 0.20%, for the years ended July 31, 2003, 2002, 2001, 2000, and 1999, respectively.

See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2003

NOTE 1 — Organization and Significant Accounting Policies

Domini Social Index Portfolio is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company that was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index,SM which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio’s significant accounting policies.

(A)	Valuation of Investments. The Portfolio values securities listed or traded on national securities exchanges at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio’s Board of Trustees.
(B)	Dividend Income. Dividend income is recorded on the ex-dividend date.
(C)	Federal Taxes. The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio’s ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.
(D)	Other. Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

NOTE 2 — Transactions With Affiliates

(A)	Manager. Domini Social Investments LLC (Domini) is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%. For the year ended July 31, 2003, Domini waived fees totaling $120,067.
(B)	Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM The Index’s composition is determined by KLD Research & Analytics, Inc.

NOTE 3 — Investment Transactions

Cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, for the year ended July 31, 2003, aggregated $97,512,592 and $142,322,292, respectively. For the year ended July 31, 2003, custody fees of the Portfolio were reduced by $47,001, which was compensation for uninvested cash left on deposit with the custodian.

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Investors

Domini Social Index Portfolio:

We have audited the accompanying statement of assets and liabilities of Domini Social Index Portfolio (the “Portfolio”), including the portfolio of investments, as of July 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

September 5, 2003

Domini Social Index Portfolio Trustees and Officers

The following table presents information about each Trustee and each Officer of the Portfolio as of July 31, 2003. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the 1940 Act) of the Portfolio. Each Trustee and each Officer of the Portfolio noted as an interested person is interested by virtue of his or her position with Domini as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. The Portfolio does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

NAME AND AGE	POSITION(S) HELD WITH THE PORTFOLIO AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS IN THE DOMINI FAMILY OF FUNDS OVERSEEN BY TRUSTEE

Interested Trustee:
Amy L. Domini* Age: 53	Chair, President and Trustee since 1990	President and CEO, Domini (since 2002); Manager, Domini (since 1997); Manager, DSIL Investment Services LLC (since 1998); Private Trustee, Loring, Wolcott & Coolidge (fiduciary) (since 1987); CEO, Secretary, and Treasurer, KLD Research & Analytics, Inc. (social research provider) (1990-2000); Trustee, New England Quarterly (periodical) (since 1998); Board Member, Social Investment Forum (trade organization) (1995-1999); Trustee, Episcopal Church Pension Fund (since 1994); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (since 2002).	4
Disinterested Trustees:
Julia Elizabeth Harris Age: 55	Trustee since 1999	Trustee, Fiduciary Trust Company (since 2001); Vice President, UNC Partners, Inc. (financial management) (since 1990); Director and Treasurer, Boom Times, Inc. (service organization) (1997-1999).	4

NAME AND AGE	POSITION(S) HELD WITH THE PORTFOLIO AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS IN THE DOMINI FAMILY OF FUNDS OVERSEEN BY TRUSTEE

Kirsten S. Moy Age: 56	Trustee since 1999	Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Board Member, Community Reinvestment Fund (since 2003); Consultant, Equitable Life/AXA (1998-2001); Project Director, Community Development Innovation and Infrastructure Initiative (research) (1998-2001); Group Leader, Financial Innovations Roundtable (research) (2000-2001); Consultant, Social Investment Forum (trade association) (1998); Distinguished Visitor, John D. and Catherine T. MacArthur Foundation (1998).	4

William C. Osborn Age: 59	Trustee since 1997	Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999); Principal/Manager, Venture Investment Management Company LLC (venture capital) (1996-1999); Director, World Power Technologies, Inc. (power equipment production) (since 1999); Director, Investors’ Circle (socially responsible investor network) (since 1999).	4

Karen Paul Age: 58	Trustee since 1997	Professor of Management and International Business, Florida International University (since 1990); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002).	4

Gregory A. Ratliff Age: 43	Trustee since 1999	Senior Fellow, The Aspen Institute (research and education) (since 2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation ( 1997-2001).	4

NAME AND AGE	POSITION(S) HELD WITH THE PORTFOLIO AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS IN THE DOMINI FAMILY OF FUNDS OVERSEEN BY TRUSTEE

Frederick C. Williamson, Sr. Age: 87	Trustee since 1990

State Historic Preservation Officer (state government) (since 1969); Trustee, RIGHA Foundation (charitable foundation supporting healthcare needs) (since 1994); Chairman, Rhode Island Historical Preservation and Heritage Commission (state government) (since 1995); Board Member, Rhode Island Black Heritage Society (nonprofit education) (since 1984); Trustee, National Park Trust (nonprofit land acquisition) (since 1983); Board of Directors, Grow Smart Rhode Island (nonprofit state planning) (since 1998); President’s Advisory Board —   Salve Regina University, Newport, RI (since 1999); Board Member, Preserve Rhode Island (nonprofit preservation) (since 1999).

4
Officers:
Carole M. Laible* Age: 39	Secretary and Treasurer since 1997	Chief Operating Officer, Domini (since 2002); Financial/Compliance Officer, Domini (1997-2003); President and CEO, DSIL Investment Services LLC (since 2002); Chief Compliance Officer, DSIL Investment Services LLC (since 2001); Chief Financial Officer, Secretary, and Treasurer, DSIL Investment Services LLC (since 1998).	N/A

Steven D. Lydenberg* Age: 57	Vice President since 1990

Chief Investment Officer, Domini (since 2003); Principal, Domini (1997-2003); Member, Domini (since 1997); Director, KLD Research & Analytics, Inc. (social research provider) (1990-2003); Director of Research, KLD Research & Analytics, Inc. (1990-2001).

N/A

The Portfolio’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

Annual Report

INVESTMENT ADVISER (Balanced Fund)  AND ADMINISTRATOR

Green Century Capital Management, Inc.

29 Temple Place

Boston, MA 02111

1-800-93-GREEN

INVESTMENT SUBADVISER (Balanced Fund)

Winslow Management Company

60 State Street

Boston, MA 02109

INVESTMENT MANAGER (Index Portfolio)

Domini Social Investments LLC

536 Broadway

New York, NY 10012

INVESTMENT SUBMANAGER (Index Portfolio)

SSgA Funds Management, Inc.

Two International Place

Boston, MA 02110

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Debevoise & Plimpton

555 13th Street, N.W.

Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street

Milwaukee, WI 53233

CUSTODIAN

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

TRANSFER AGENT

Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, IN 46204-1806

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.

Goulston & Storrs

400 Atlantic Avenue

Boston, MA 02110

INDEPENDENT AUDITORS

KPMG LLP

99 High Street

Boston, MA 02110

July 31, 2003

Balanced  Fund

Equity

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

(a)	The registrant has adopted as of July 31, 2003 a Code of Ethics applicable to the principal executive officer and principal financial officer of the registrant.

(b)	During the period covered by this report, there were not any amendments to the provisions of the Code of Ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the Code of Ethics adopted in 2(a) above.

(d)	A copy of the registrant’s Code of Ethics applicable to the principal executive officer and principal financial officer will be filed as Exhibit 10(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Stephen J. Morgan, who serves on the audit committee of the registrant’s Board of Trustees, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Form N-CSR and is “independent” as that term is defined in the instructions to Form N-CSR.

Item 4. Principal Accountant Fees and Services

Not applicable to annual reports for the period ended July 31, 2003.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(b) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer has concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30 a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10. Exhibits

(a	)(1)	The Code of Ethics adopted as of July 31, 2003 applicable to the principal executive officer and principal financial officer of the registrant is filed herewith.

(a	)(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b	)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
Chief Executive Officer
September 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
Principal Executive Officer
September 29, 2003

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
September 29, 2003